UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): March 31, 2023 (March 31, 2023)

Hawks Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-40888	86-1273146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lexington Avenue, 9th Floor New York, NY 10022
(Address of principal executive offices, including zip code)

(212) 542-4540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable public warrant	HWKZ.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	HWKZ	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HWKZ WS	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Hawks Acquisition Corp (the “Company”) today announced that it will not make any permitted working capital withdrawals, which are subject to an annual limit of $1,000,000, from the Company’s trust account (the “Trust Account”) following the redemption (the “Redemption”) of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), that is expected to occur in connection with the proposed extension of the date by which the Company must consummate an initial business combination from April 13, 2023 to December 13, 2023 (the “Extension”, and such proposal, the “Extension Amendment Proposal”). Any such permitted working capital withdrawals will occur prior to the Redemption. The Company’s stockholders will be asked to vote on the Extension Amendment Proposal at the special meeting of the Company to be held at 10 a.m., Eastern Time, on April 6, 2023 (the “Special Meeting”).

As disclosed in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”), to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022 (the “IR Act”), an affiliate of Hawks Sponsor LLC intends to indemnify the Company for any excise tax liabilities resulting from the implementation of the IR Act with respect to any redemptions that occur in connection with the Extension, solely to the extent the amount payable exceeds the cash otherwise available to the Company outside of the Trust Account for the payment of any such tax. The Company clarified today that funds held in the Trust Account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions of the Class A common stock prior to or in connection with the Extension.

Additional Information and Where to Find It

On March 17, 2023, the Company filed the Proxy Statement with the SEC in connection with its solicitation of proxies for the Special Meeting, which further describes the Extension Amendment Proposal and other proposals to be voted on at the Special Meeting. Copies of the Proxy Statement may be obtained at the SEC’s website located at www.sec.gov or by directing a written request to 600 Lexington Avenue, 9th Floor, New York, NY 10022.

Forward-Looking Statements

This Current Report includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “will,” “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “target,” “outlook,” “allow,” “intend” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in the Company’s other SEC filings. Forward-looking statements in this Current Report may include, for example, the anticipated benefits of a business combination; the Company’s intention with respect to working capital withdrawals; and any excise tax that may be imposed under the IR Act in connection with redemptions of the Class A common stock.

The forward-looking statements contained in this Current Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section titled “Risk Factors” in the Proxy Statement and in the Company’s most recent Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Proxy Statement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except in accordance with the provisions of the Securities Act. If a definitive agreement regarding a business combination is entered into, the Company will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a business combination. You are not being asked to make a voting or investment decision regarding a business combination at this time.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders, in favor of the approval of the Extension Amendment Proposal and the other proposals to be voted on at the Special Meeting. For information regarding the Company’s directors and executive officers, please see the Company’s Annual Report on Form 10-K and the other documents filed (or to be filed) by the Company from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed to be participants may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained at the SEC’s website located at www.sec.gov or by directing a written request to 600 Lexington Avenue, 9th Floor, New York, NY 10022. If a definitive agreement regarding a business combination is entered into, the Company will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a business combination. You are not being asked to make a voting or investment decision regarding a business combination at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKS ACQUISITION CORP

Date: March 31, 2023	By:	/s/ J. Carney Hawks
		Name:	J. Carney Hawks
		Title:	Chief Executive Officer